UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2025

CLASSOVER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-42588	99-2827182
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

450 7th Avenue, Suite 905 New York, New York	10123
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-9588

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	KIDZ	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class B Common Stock, each at an exercise price of $11.50 per share	KIDZW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Classover Holdings, Inc. (“Pubco”) is filing this Amendment No. 1 on Form 8-K/A to Pubco’s Current Report on Form 8-K, dated April 4, 2025, which was originally filed on April 10, 2025 (the “Original 8-K”), to provide exhibits under Item 9.01(d) that were omitted from the Original 8-K.

As previously disclosed in the Original 8-K, on April 4, 2025 (the “Closing Date”), Pubco, Battery Future Acquisition Corp, a Cayman Islands exempted company (“BFAC”), Class Over Inc., a Delaware corporation (“Class Over”), BFAC Merger Sub 1 Corp., a Delaware corporation (“Merger Sub 1”), and BFAC Merger Sub 2 Corp., a Delaware corporation (“Merger Sub 2” and together with Merger Sub 1, the “Merger Subs”), consummated the transactions contemplated by that certain Agreement and Plan of Merger (the “Business Combination Agreement”).

This Amendment No. 1 is being filed to include the following exhibits discussed in the Original 8-K:

--audited financial statements of Class Over Inc. and the related notes as of and for the years ended December 31, 2024 and 2023, which financial statements are being filed hereby as Exhibit 99.1.

-- Class Over’s Management’s Discussion of Financial Condition and Results of Operations for the years ended December 31, 2024 and 2023, which discussion is being filed hereby as Exhibit 99.2.

--unaudited pro forma condensed combined balance sheet as of December 31, 2024 and the unaudited pro forma condensed combined statement of profit or loss for the years ended December 31, 2024 and 2023, which pro forma information is being filed hereby as Exhibit 99.3.

Except for the foregoing, this Amendment No. 1 does not amend the Original 8-K in any way and does not modify or update any other disclosures contained in the Original 8-K. This Amendment No. 1 supplements and does not supersede the Original 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Original 8-K.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description

2.1+*

Agreement and Plan of Merger, dated as of May 12, 2024, by and among Battery Future Acquisition Corp., BFAC Merger Sub 1 Corp, BFAC Merger Sub 2 Corp, Class Over Inc., and Classover Holdings, Inc. (incorporated by reference to Exhibit 2.1 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

3.1*

Amended and Restated Certificate of Incorporation of Pubco (incorporated by reference to Exhibit 3.1 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

3.2*	Bylaws of Pubco (incorporated by reference to Exhibit 3.2 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

3.3*

Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (incorporated by reference to Exhibit 3.3 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

3.4*

Certificate of Designations of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (incorporated by reference to Exhibit 3.4 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

4.1*

Warrant Agreement between Battery Future Acquisition Corp. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

4.2*	Warrant Assignment, Assumption and Amendment Agreement, dated as of April 4, 2025

4.3*	Specimen Common Stock Certificate of Pubco (incorporated by reference to Exhibit 4.3 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

4.4*	Specimen Warrant Certificate of Pubco (incorporated by reference to Exhibit 4.4 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

4.5*	Form of First Preferred Warrant dated as of April 4, 2025

4.6*	Form of Second Preferred Warrant dated as of April 4, 2025

10.1*

Classover Holdings, Inc. 2024 Equity Incentive Plan (incorporated by reference to Exhibit 10.4 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

10.2*	Employment Agreement, dated as of April 4, 2025, by and between the Company and Hui Luo.

10.3*	Form of Indemnification Agreement.

10.4*	Form of Registration Rights Agreement by and between Pubco and the PIPE Investor.

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10.5*

Sublease Agreement between Class Over Inc. and Dream Go Inc. (incorporated by reference to Exhibit 10.8 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

10.6*

Marketing Consulting Agreement between Class Over Inc. and Genius Kid Class LLC (incorporated by reference to Exhibit 10.9 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

10.7*

Convertible Promissory Note issued to Yi Liu (incorporated by reference to Exhibit 10.10 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

10.8*

Sublease Agreement between Class Over Inc. and Dream Legal Group (incorporated by reference to Exhibit 10.11 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

10.9*

Securities Purchase Agreement for Series B Preferred Stock (incorporated by reference to Exhibit 10.12 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

10.10*	Promissory note issued to Hui Luo (incorporated by reference to Exhibit 10.15 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

10.11*	Talk-Cloud Classroom Service Agreement (incorporated by reference to Exhibit 10.5 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

21.1*	List of subsidiaries of Pubco.

99.1	Class Over Inc. audited financial statements for the years ended December 31, 2024 and 2023.

99.2	Class Over Inc. Management’s Discussion of Financial Condition and Results of Operations for the years ended December 31, 2024 and 2023.

99.3

Pubco pro forma condensed combined balance sheet as of December 31, 2024, and the pro forma condensed combined statement of profit or loss for the year ended December 31, 2024, and the unaudited pro forma condensed combined statement of profit or loss for the twelve months ended December 31, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

+	Schedule and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). Pubco agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

*	Previously filed.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2025		CLASSOVER HOLDINGS, INC.

	By:	/s/ Hui Luo
Name: Hui Luo
Title: Chief Executive Officer

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